Exhibit 1.1

EXECUTION VERSION

LRR ENERGY, L.P.

6,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

Dated:  March 19, 2013

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EXHIBITS

Exhibit A	—	Underwriters

Exhibit B	—	Subsidiaries of the Partnership

Exhibit C	—	List of Persons Subject to Lock-Up

Exhibit D	—	Form of Lock-Up Agreement

Exhibit E	—	Form of Opinion of Partnership Counsel

Exhibit F	—	Form of Opinion of Selling Unitholder Counsel

Exhibit G	—	Form of Opinion of Counsel to Lime Rock Management LP

Exhibit H	—	Form of Opinion of Delaware Counsel

Exhibit I	—	Price-Related Information

Exhibit J	—	Issuer General Use Free Writing Prospectuses

Exhibit K	—	Initial Securities to be Sold

Exhibit L	—	Option Securities That May Be Sold

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LRR ENERGY, L.P.

6,000,000 Common Units Representing Limited Partner Interests

UNDERWRITING AGREEMENT

March 19, 2013

Raymond James & Associates, Inc.

Barclays Capital Inc.
UBS Securities LLC

As Representatives of the several Underwriters
c/o Raymond James & Associates, Inc.
880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

LRR Energy, L.P., a Delaware limited partnership (the “Partnership”), LRE GP, LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), LRE Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (the “Operating Subsidiary”), and Lime Rock Resources A, L.P., a Delaware limited partnership (“LRR A”), Lime Rock Resources B, L.P., a Delaware limited partnership (“LRR B”), and Lime Rock Resources C, L.P., a Delaware limited partnership (“LRR C” and, together with LRR A and LRR B, the “Selling Unitholders”), confirm their respective agreements with Raymond James & Associates, Inc. (“Raymond James”), Barclays Capital Inc., UBS Securities LLC and each of the other Underwriters named in Exhibit A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Raymond James, Barclays Capital Inc. and UBS Securities LLC are acting as representatives (in such capacity, the “Representatives”), with respect to the issuance and sale by the Partnership and the sale by the Selling Unitholders of a total of 6,000,000 common units (the “Initial Securities”) representing limited partner interests in the Partnership (the “Common Units”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Partnership and the Selling Unitholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional Common Units (the “Option Securities”).  The Initial Securities and the Option Securities are hereinafter called, collectively, the “Securities.”  Certain terms used in this Agreement are defined in Section 15 hereof.

Each of the General Partner and the Partnership is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.”  Each of the Partnership Parties and the Operating Subsidiary is sometimes referred to herein as a “Partnership Entity,” and they are sometimes collectively referred to herein as the “Partnership Entities.” The Partnership Entities and the Selling Unitholders are collectively referred to herein as the “LRR Parties” and each, individually, as a “LRR Party.”

The Partnership and the Selling Unitholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Partnership has prepared and previously delivered to you a preliminary prospectus supplement dated March 18, 2013 relating to the Securities and a related prospectus dated January 16, 2013 (the “Base Prospectus”). Such preliminary prospectus supplement and Base Prospectus, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter called, collectively, the “Pre-Pricing Prospectus.” Promptly after the execution and delivery of this Agreement, the Partnership will prepare a prospectus supplement dated March 19, 2013 (the “Prospectus Supplement”) and will file the Prospectus Supplement and the Base Prospectus with the Commission, all in accordance with the provisions of Rule 430B and Rule 424(b), and the Partnership has previously advised you of all information (financial and other) that will be set forth therein.  The Prospectus Supplement and the Base Prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are herein called, collectively, the “Prospectus.”

SECTION 1.  Representations and Warranties.

(a)           Representations and Warranties by the Partnership Entities.  Each of the Partnership Entities, jointly and severally, represents and warrants to each Underwriter, and agrees with each Underwriter, as follows:

(1)     Compliance with Registration Requirements.  The Partnership meets the requirements for use of Form S-3 under the 1933 Act and the Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Registration Statement and any post effective amendments thereto have been declared effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership Parties, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with or otherwise resolved with the Commission. The Registration Statement was initially filed with the Commission on December 10, 2012 and was declared effective by the Commission on January 16, 2013.

(2)     Registration Statement, Prospectus and Disclosure at Time of Sale.  At the respective times that the Registration Statement and any amendments thereto became effective, at each deemed Effective Date with respect to the Underwriters pursuant to Rule 430B(f)(2), the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

At the respective times the Prospectus or any amendment or supplement thereto was filed pursuant to Rule 424(b) or issued, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of the Securities (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time, neither (x) any Issuer General Use Free Writing Prospectuses, if any, issued at or prior to the Applicable Time, the Pre-Pricing Prospectus as of the Applicable Time and the information, if any, included on Exhibit I hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include an untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus and the Prospectus and any amendments or supplements to any of the foregoing filed as part of the Registration Statement or any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act in connection with the offering of the Securities, complied and will comply when so filed in all material respects with the 1933 Act and the 1933 Act Regulations.

The representations and warranties in the preceding paragraphs of this Section 1(a)(2) do not apply to statements in or omissions from the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described in Section 6(b) hereof.

At the respective times that the Registration Statement or any amendment to the Registration Statement were filed and at the date hereof, the Partnership was not and is not an “ineligible issuer” as defined in Rule 405, in each case without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405; and, without limiting the foregoing, the Partnership has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 for the use of a free writing prospectus (as defined in Rule 405) in connection with the offering contemplated hereby.

The copies of the Registration Statement and any amendments thereto and the copies of each preliminary prospectus, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements to any of the foregoing, that have been or subsequently are delivered to the Underwriters in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise) were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.  For purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Underwriters, and any similar terms, include, without limitation, electronic delivery.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus that has not been superseded or modified.

(3)               Independent Accountants.  PricewaterhouseCoopers LLP (“PwC”), who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, are independent registered public accountants with respect to the Partnership as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board.

(4)               Reserve Engineers.  Miller and Lents, Ltd. (“Miller and Lents”), whose report as of January 18, 2013 (the “Miller and Lents Reserve Report”) is contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, was as of the date of such report, and is, as of the date hereof, an independent reserve engineer and acts as independent reserve engineer with respect to the Partnership.  Netherland, Sewell & Associates, Inc. (“NSAI”), whose report as of January 11, 2013 (the “NSAI Reserve Report,” and together with the Miller and Lents Reserve Report, the “Reserve Reports”) is contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, was as of the date of such report, and is, as of the date hereof, an independent reserve engineer and acts as independent reserve engineer with respect to the Partnership.

(5)                                 Reserve Information.  The oil and natural gas reserve estimates of the Partnership and the Operating Subsidiary as of December 31, 2012 contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are derived from reports that have been prepared by Miller and Lents and NSAI, and such estimates fairly reflect, in all material respects, the oil and natural gas reserves of the Partnership at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(6)               Financial Statements.  The historical financial statements included or incorporated by reference in the Registration Statement, the General Disclosure

Package and the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the respective financial position of the Partnership and the Predecessor (as defined in the Registration Statement) at the dates indicated and the results of operations, changes in partners’ capital and cash flows of the Partnership and the Predecessor for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations.  The supporting schedules, if any, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in accordance with GAAP, the information required to be stated therein.  All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission), if any, contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(7)               No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (A) there has been no material adverse change in the financial condition, results of operations, business, properties, management or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business (in any such case, a “Material Adverse Effect”); (B)  the Partnership Entities have not incurred any liability or obligation or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Partnership Entities, taken as a whole, and the Partnership Entities have not sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree, except in the case of (B) as would not, individually or in the aggregate, result in a Material Adverse Effect; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Partnership on its Common Units.

(8)               Formation and Good Standing of the Partnership Entities. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware, with full partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (A) to execute and deliver this Agreement and consummate the transactions contemplated hereby, (B) in the case of the Partnership, to issue, sell and deliver the Initial Securities set forth opposite its name on Exhibit K hereto, and (C) in the case of the General Partner, to act as the general partner of the Partnership.

(9)               Foreign Qualification and Registration of the Partnership Entities. Each of the Partnership Entities is duly qualified as a foreign limited partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.  Exhibit B accurately sets forth the jurisdiction of formation, each jurisdiction of foreign qualification and the name of the sole member of the Operating Subsidiary.

(10)        Ownership of the General Partner Interest in the Partnership.  The General Partner is the sole general partner of the Partnership, with an approximate 0.1% general partner interest in the Partnership represented by 22,400 General Partner Units (as defined in the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 16, 2011, as in effect on the date hereof (the “Partnership Agreement”)); such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner is the record holder of such general partner interest free and clear of all Liens, other than those created or arising under the Partnership Agreement.

(11)        Ownership of Incentive Distribution Rights in the Partnership. The General Partner is the record holder of all of the incentive distribution rights in the Partnership (the “Incentive Distribution Rights”) and such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”); and the General Partner owns the Incentive Distribution Rights free and clear of all Liens, other than those created or arising under the Partnership Agreement.

(12)        Ownership of the Operating Subsidiary.  The Partnership owns, directly or indirectly, all of the issued and outstanding membership interests in the Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Subsidiary, as in effect at such time (the “Operating LLC Agreement”), and are fully paid (to the extent required by the Operating LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and the Partnership owns all such membership interests free and clear of all Liens, other than those created or arising under the Operating LLC Agreement, the Credit Agreement or the Term Loan Agreement.

(13)        No Other Subsidiaries.  Other than its ownership interest in the Operating Subsidiary and LRE Finance Corporation, a Delaware corporation and a wholly owned subsidiary of the Partnership (“Finance Corp.”), the Partnership does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership interest in the Partnership and its indirect ownership interest in the Operating Subsidiary and Finance Corp., the General Partner does not own, and at the Closing Date and each Option Closing Date, if any, will not own, directly or indirectly, an equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity.  The Operating Subsidiary is a “significant subsidiary” as defined by Rule 1-02 of Regulation S-X.

(14)        Capitalization.  On the Closing Date, after giving effect to the issuance of the Securities pursuant to this Agreement, the authorized, issued and outstanding limited partner interests and general partner interest of the Partnership will consist of 18,747,102 Common Units, 6,720,000 Subordinated Units, the Incentive Distribution Rights and 22,400 General Partner Units (as defined in the Partnership Agreement) in the Partnership (except for issuances, if any, pursuant to Section 2(b) of this Agreement or pursuant to compensation plans described in the General Disclosure Package and the Prospectus).

(15)        Authorization, Execution and Delivery of this Agreement and the Partnership Entities’ Organizational Documents.

A.            This Agreement has been duly authorized, executed and delivered by or on behalf of each Partnership Entity.

B.            The Amended and Restated Limited Liability Company Agreement of the General Partner, as in effect on the date hereof (the “General Partner Agreement”), has been duly authorized, executed and delivered by Lime Rock Management, L.P., a Delaware limited liability company (“Lime Rock Management”), LRR A, LRR B, LRR C, Lime Rock Resources II-A, L.P., a Delaware limited partnership (“LRR II-A”), and Lime Rock Resources II-C, L.P., a Delaware limited partnership (“LRR II-C”), and is a valid and legally binding agreement of each of Lime Rock Management, LRR A, LRR B, LRR C, LRR II-A and LRR II-C, enforceable against each of them in accordance with its terms.

C.            The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and Lime Rock Management and is a valid and legally binding agreement of each of them, enforceable against each of them in accordance with its terms.

D.            The Operating LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;

provided, that with respect to each agreement described in paragraphs (A) through (D) above, the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(16)        Authorization of Securities.  The Securities to be sold by the Partnership pursuant to this Agreement, and the limited partner interests represented thereby, have been duly authorized for issuance and sale to the Underwriters in accordance with this Agreement and the Partnership Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 or 17-804 of the Delaware LP Act); and except as described in the General Disclosure Package and the Prospectus, the issuance and sale of the Securities to be sold by the Partnership pursuant to this Agreement are not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person.  At the Closing Date and each Option Closing Date, if any, all limited partner and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities for the authorization, issuance and sale and delivery of the Securities and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(17)        Description of Securities.  The Securities to be sold by the Partnership pursuant to this Agreement, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment thereof as provided therein and herein, will conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus and such statements conform in all material respects to the rights set forth in the respective instruments and agreements defining the same.

(18)        Absence of Defaults and Conflicts.  None of the Partnership Entities is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Partnership Document, except (solely in the case of Partnership Documents other than Subject Instruments) for such defaults that would not, individually or in the aggregate,  result in a Material Adverse Effect.  The execution, delivery and performance of this Agreement by the Partnership Entities and the consummation by the Partnership Entities of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities to be sold by the Partnership pursuant to this Agreement, the sale of the Securities to be sold by the Selling Unitholders pursuant to this Agreement and the use of the proceeds from the sale of the Securities to be sold by the Partnership pursuant to this Agreement as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”), and compliance by the Partnership Entities with their obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Partnership Entities pursuant to, any Partnership Documents, except (solely in the case of Partnership Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Partnership Entities or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership Entities or any of their respective assets, properties or operations, except for such violations of any applicable law, statute, rule, regulations, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership Entities or any of their respective assets, properties or operations that would not, individually or in the aggregate, result in a Material Adverse Effect.

(19)        Absence of Labor Dispute.  No labor dispute with the employees of Lime Rock Management and Lime Rock Resources Operating Company, Inc., a Delaware corporation, exists or is imminent, and the Partnership Entities are not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Partnership or the Operating Subsidiary that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(20)        Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership Entities, threatened, against or affecting the Partnership Entities that is required to be disclosed in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus (other than as disclosed therein), or that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation by the Partnership Entities of the transactions contemplated in this Agreement or the performance by the Partnership Entities of their obligations under this Agreement.

(21)        Accuracy of Descriptions and Exhibits.  The information included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the captions “The Partnership Agreement,” “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of Our Common Units,” “Business—Environmental Matters and Regulation,” “Business—Other Regulation of the Oil and Gas Industry,” “Material Tax Consequences,” and “Material Tax Considerations” and the information in the Registration Statement under Item 15 of Part II, in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Partnership Agreement, the General Partner Agreement or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the General Disclosure Package and the

Prospectus of any Partnership Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(22)        Absence of Further Requirements.  (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any unitholder, member or creditor of the Partnership Entities, (C) no authorization, approval, waiver or consent under any Subject Instrument and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for (x) the performance by the Partnership Entities of their obligations under this Agreement, (y) the offering, issuance, sale or delivery by the Partnership of the Securities to be sold by the Partnership hereunder, or (z) the consummation by the Partnership Entities of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except (i) such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the rules and regulations of FINRA, and (ii) in the case of clauses (x) and (z) above, such that if not obtained, would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Partnership Entities to consummate the transactions contemplated under this Agreement, and except that no representation is made as to such as may be required under state or foreign securities laws.

(23)        Possession of Licenses and Permits.  Each of the Partnership Entities possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess such Governmental Licenses would not result in a Material Adverse Effect; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, result in a Material Adverse Effect.

(24)        Title to Property.  The Partnership Entities have (A) legal, valid and defensible title to the interests in the oil and natural gas properties supporting the estimates of their net proved reserves contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (the

“Partnership Properties”), (B) good and marketable title in fee simple to all real property owned by them, other than the Partnership Properties covered by clause (A), and (C) good and marketable title to all other property and assets owned by them, in each case free and clear of all Liens, except Liens described in the Registration Statement, the General Disclosure Package and the Prospectus and Liens that do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities. All real property, buildings and other improvements, and equipment and other property, except the Partnership Properties covered by clause (A) above, held under lease or sublease by any of the Partnership Entities are held by them under valid, subsisting and enforceable leases or subleases, as the case may be, subject to exceptions that are not material and do not interfere with the use made or proposed to be made of such real property, buildings and other improvements, and equipment and other property, except the Partnership Properties covered by clause (A) above, by the Partnership Entities, and all such leases and subleases are in full force and effect. None of the Partnership Entities has any notice of any claim that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above or affecting or questioning the rights of the Partnership Entities to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims that, if successfully asserted, would not, individually or in the aggregate, have a Material Adverse Effect.

(25)        Royalty Payments.  As of the date hereof, (i) all royalties, rentals, deposits and other amounts owed under the oil and gas leases constituting the Partnership Properties have been properly and timely paid (other than amounts held in suspense accounts pending routine payments or related to disputes about the proper identification of royalty owners), and no material amount of proceeds from the sale of production attributable to the Partnership Properties is currently being held in suspense by any purchaser thereof, except where such amounts due would not, individually or in the aggregate, have a Material Adverse Effect, and (ii) there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any make-up rights affecting the interests of the Partnership or the Operating Subsidiary in the Partnership Properties, except where such claims would not, individually or in the aggregate, have a Material Adverse Effect.

(26)        Rights of Way.  Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, except for such rights-of-way the failure of which to obtain, would not result in, individually or in the aggregate, a Material Adverse Effect; and each of the Partnership Entities has fulfilled and performed all of its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, termination and impairments that would not reasonably be expected to have a Material Adverse Effect upon the ability of the Partnership Entities, taken as a whole, to conduct their businesses in all material respects as currently conducted and as contemplated in the General Disclosure Package, subject in each case to such qualifications as may be set forth in the General Disclosure Package.

(27)                                            Investment Company Act.  None of the Partnership Entities is, and upon the issuance and sale of the Securities to the Underwriters as herein contemplated and the application of the net proceeds therefrom as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds,” none of the Partnership Entities will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(28)                                            Environmental Laws.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) none of the Partnership Entities is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Partnership Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Partnership Parties, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Partnership Entities and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Partnership Entities relating to Hazardous Materials or any Environmental Laws.

(29)                                            Review of Environmental Laws.  The Partnership has reviewed the effect of Environmental Laws in effect on the date hereof on the business, operations and properties of the Partnership Entities, in the course of which it identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with such Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the General Partner and the Partnership have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(30)                                            Absence of Registration Rights.  There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Partnership under the 1933 Act, and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of the Securities, except in each case for such rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and that have been complied with or waived in writing.

(31)                                            NYSE.  The outstanding Common Units (including the Securities to be sold by the Selling Unitholders to the Underwriters under this Agreement) are listed on the NYSE and the Securities being sold hereunder by the Partnership have been approved for listing on the NYSE, subject only to official notice of issuance.

(32)                                            FINRA Matters.  To the knowledge of the Partnership Parties, there are no affiliations or associations between any member of FINRA and the Partnership, the General Partner, any of the General Partner’s directors and executive officers or, as of the date hereof, the Partnership’s 5% or greater securityholders in each case required to be described in the Registration Statement, the Disclosure Package or the Prospectus, except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(33)                                            Tax Returns.  The Partnership Entities have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof, except where the failure to so file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

(34)                                            Insurance.  The Partnership Entities are insured by insurers of recognized financial responsibility, or entitled to the benefits of such insurance, against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, properties, officers and directors are in full force and effect; and the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no claims by any Partnership Entity under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; no Partnership Entity has been refused any insurance coverage sought or applied for; and the General Partner has no reason to believe that it will not be able to renew any existing coverage as and when such coverage expires or to obtain similar coverage from similar insurers as a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(35)                                            Accounting and Disclosure Controls.  The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Partnership Entities is aware of (i) any material weakness in the Partnership’s internal accounting controls or (ii) any fraud, whether or not material, involving management or other employees who have a role in the Partnership’s internal control over financial reporting. The Partnership Entities maintain “disclosure controls and procedures” (to the extent required by and as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective in all material respects to perform the functions for which they are established to the extent required by Rule 13a-15 of the 1934 Act.

(36)                                            Compliance with the Sarbanes-Oxley Act.  The Partnership and, to the knowledge of the Partnership Entities, the officers and directors of the General Partner, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith and with which any of them is required to comply, including Section 402 related to loans.

(37)                                            Absence of Manipulation.  None of the Partnership Parties have taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(38)                                            Statistical and Market-Related Data.  Any statistical, market-related and similar data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Partnership and the General Partner believe to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived.

(39)                                            Foreign Corrupt Practices Act.  None of the Partnership Entities nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of any Partnership Entity is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by any such person of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Partnership Entities, and, to the knowledge of the Partnership Entities, its other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(40)                                            Money Laundering Laws.  The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Entities, threatened.

(41)                                            OFAC.  None of the Partnership Entities nor, to the knowledge of the Partnership Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of the General Partner, the Partnership or the Operating Subsidiary is currently subject to any U.S. sanctions administered by OFAC; and neither the General Partner nor the Partnership will directly or indirectly use any of the proceeds from the sale of Securities by the Partnership in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(42)                                            Lending Relationship.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) none of the Partnership Entities has any lending or similar relationship with any Underwriter or any bank or other lending institution affiliated with any Underwriter and (B) none of the Partnership Entities will use any of the proceeds from the sale of the Securities by the Partnership hereunder to reduce or retire the balance of any loan or credit facility extended by any Underwriter or any affiliate of an Underwriter or otherwise direct any such proceeds to any Underwriter or any affiliate of an Underwriter.

(43)                                            Changes in Management.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the persons who were executive officers or directors of the General Partner as of the date of the Pre-Pricing Prospectus has given oral or written notice to the General Partner of his or her resignation (or otherwise indicated to the Partnership Entities an intention to resign within the next twelve months), nor has any such officer or director been terminated by the General Partner or otherwise removed from his or her office or from the board of directors, as the case may be (including, without limitation, any such termination or removal which is to be effective as of a future date) nor is any such termination or removal under consideration by the General Partner or the General Partner’s board of directors.

(44)                                            Related Party Transactions.  There are no business relationships or related party transactions involving the Partnership or the Operating Subsidiary or, to the knowledge of the Partnership Entities, any other person that are required to be described in the Pre-Pricing Prospectus or the Prospectus that have not been described as required.

(45)                                            Offering Materials.  Without limiting the provisions of Section 16 hereof, the Partnership Parties have not distributed and will not distribute, directly or indirectly (other than through the Underwriters), any “written communication” (as defined under Rule 405 under the 1933 Act) or other offering materials in connection with the offering or sale of the Securities, other than the Pre-Pricing Prospectus, the Prospectus, any amendment or supplement to any of the foregoing and any Permitted Free Writing Prospectuses (as defined in Section 16 hereof).

(46)                                            No Restrictions on Distributions.  None of the Partnership Entities is prohibited, directly or indirectly, from paying or making distributions with respect to its equity securities, from repaying any debt owed to any other Partnership Entity, or from transferring any of its properties or assets to the Partnership or any other Partnership Entity, in each case, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(47)                                            Brokers.  Except as provided in this Agreement, there is not a broker, finder or other party that is entitled to receive from the Partnership any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(48)                                            Incorporated Documents. The documents incorporated by reference in any preliminary prospectus and the Prospectus, at the respective times they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(b)                                                         Representations and Warranties by the Selling Unitholders.  Each Selling Unitholder, severally and not jointly, represents and warrants to each Underwriter, and agrees with each Underwriter, as follows:

(1)               Accurate Disclosure. The representations and warranties set forth in the following paragraphs of this Section 1(b)(1) are limited to the information relating to such Selling Unitholder and its Securities (and any other Common Units or other securities of the Partnership that are owned, directly or indirectly, legally or beneficially, by such Selling Unitholder) that is included in the Registration Statement, any preliminary prospectus, the Prospectus, the General Disclosure Package or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with written information furnished to the Partnership Entities by such Selling Unitholder expressly for use therein, which information is limited to (x) the legal name, address and the number of Common Units owned by the Selling Unitholder, (y) any biographical information provided by the Selling Unitholders with respect to representatives of the Selling Unitholders that are members of the board of directors of the General Partner and (z) the other information with respect to the Selling Unitholders (excluding percentages) that appears in the table (and corresponding footnotes) under the heading “Selling Unitholders” (with respect to each Selling Unitholder, the “Selling Unitholder Information”).

At the respective times the Registration Statement and any amendments thereto became effective and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Registration Statement and any amendments thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

At the respective times the Prospectus or any amendment or supplement thereto was filed pursuant to Rule 424(b) or issued, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of Securities (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time and as of each time prior to the Closing Date that an investor agrees (orally or in writing) to purchase any Securities from the Underwriters, neither (x) the General Disclosure Package, as of the Applicable Time, nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

All information furnished or confirmed (orally or in writing) by or on behalf of such Selling Unitholder for use in the Registration Statement, any preliminary prospectus, the Prospectus, the General Disclosure Package or any Issuer Free Writing

Prospectus or any amendment or supplement to any of the foregoing was, is and will be true, complete and correct; and such Selling Unitholder is not prompted to sell the Securities to be sold by such Selling Unitholder under this Agreement by any information concerning the Partnership Entities that is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(2)               Custody Agreement.  Such Selling Unitholder has duly authorized, executed and delivered a Letter of Transmittal and Custody Agreement (a “Custody Agreement” and, with respect to such Selling Unitholder, “its Custody Agreement”) with Wells Fargo Shareowner Services, as custodian (the “Custodian”); its Custody Agreement constitutes a valid and binding obligation of such Selling Unitholder, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to creditors’ rights generally or by general equitable principles; the Securities to be sold by such Selling Unitholder pursuant to this Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Unitholder for the custody of such Securities are to that extent irrevocable; and the obligations of such Selling Unitholder hereunder and thereunder shall not be terminated by operation of law or, if such Selling Unitholder is a partnership or other entity, by the dissolution of such partnership or other entity, as the case may be, or by any other event; if any such partnership or other entity should be dissolved, or if any such other event should occur, before delivery of the Securities to be sold by such Selling Unitholder hereunder, such Securities shall be delivered by or on behalf of such Selling Unitholder in accordance with the terms and conditions of this Agreement and its Custody Agreement and all actions taken by such Selling Unitholder shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian or any other person shall have received notice of such dissolution or other event.

(3)               Formation and Good Standing of the Selling Unitholders. Each of the Selling Unitholders has been duly formed and is validly existing as a limited partnership and is in good standing under the laws of the State of Delaware, with full partnership power and authority to execute and deliver (i) this Agreement and consummate the transactions contemplated hereby (including the sale and delivery of the Securities to be sold by such Selling Unitholder under this Agreement) and (ii) its Custody Agreement.

(4)               Authorization, Execution and Delivery of this Agreement.  This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Unitholder.

(5)               Absence of Defaults.  The execution, delivery and performance of this Agreement and its Custody Agreement by such Selling Unitholder and the consummation of the transactions contemplated by this Agreement and its Custody Agreement (including the sale and delivery of the Securities to be sold by such Selling Unitholder pursuant to this Agreement), and compliance by such Selling Unitholder with its obligations under this Agreement and its Custody Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any of the Securities to be sold by such Selling Unitholder under this Agreement pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, note, debenture, evidence of indebtedness, lease or other agreement or instrument to which such Selling Unitholder is a party or by which such Selling Unitholder is bound (the “Selling Unitholder Applicable Contracts”), nor will such action result in any violation of the provisions of the Organizational Documents of such Selling Unitholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Unitholder.

(6)               Lock-up Agreement.  Such Selling Unitholder has duly authorized, executed and delivered a lock-up agreement in the form of Exhibit D hereto, and such lock-up agreement is a valid and legally binding agreement of such Selling Unitholder, enforceable against such Selling Unitholder in accordance with its terms.

(7)               Ownership of Selling Unitholder Securities.  Such Selling Unitholder is the sole legal, record and beneficial owner of the Securities to be sold by such Selling Unitholder under this Agreement and will remain the sole legal, record and beneficial owner of such Securities until the delivery of such Securities to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, and such Securities are and, until delivery thereof to the Underwriters on the Closing Date or the applicable Option Closing Date, as the case may be, will be free and clear of all Liens other than pursuant to this Agreement and the Custody Agreement; upon payment of the purchase price for the Securities to be sold by such Selling Unitholder as provided in this Agreement, the registration of such Securities in the name of the DTC or its nominee and the crediting of such Securities to the security account or accounts of the Underwriters maintained with the DTC, and, assuming that none of the Underwriters has “notice of an adverse claim” (within the meaning of Section 8 105(a) of the Uniform Commercial Code of the State of New York (the “UCC”))  with respect to such Securities, each of the Underwriters will acquire a “security entitlement” (within the meaning of UCC Section 8 102(a)(17)) to the Securities purchased by such Underwriter from such Selling Unitholder, and no action based on any “adverse claim” (within the meaning of UCC Section 8-102(a)(1)) may be asserted against such Underwriter with respect to such Securities.

(8)               Absence of Further Requirements.  (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign and (B) no authorization, approval, vote or consent of any other person or entity other than the partners of the Selling Unitholders, whose authorization, approval, vote or consent has already been obtained, is necessary or required for (x) the execution or delivery by such Selling Unitholder of its obligations under this Agreement or its Custody Agreement, (y) the sale and delivery by such Selling Unitholder of the Securities to be sold by it under this Agreement or (z) for the consummation by such Selling Unitholder of any of the other transactions contemplated by this Agreement or its Custody Agreement, in each case on the terms contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, except such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the rules and regulations of FINRA, and except that no representation is made as to such as may be required under state or foreign securities laws.

(9)               Absence of Manipulation.  Such Selling Unitholder has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

(10)        Absence of Rights of First Refusal.  The Securities to be sold by such Selling Unitholder under this Agreement are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such Securities other than pursuant to this Agreement.

(11)        Absence of Preemptive Rights.  Such Selling Unitholder does not have any preemptive rights, rights of first refusal or other similar rights to purchase or otherwise acquire any of the Securities that are to be sold by the Partnership or any of the other Selling Unitholders pursuant to this Agreement.

(12)        Free Writing Prospectus.  Neither such Selling Unitholder nor any person acting on its behalf (other than, if applicable, the Partnership and the Underwriters) has used or referred to or will use or refer to any “free writing prospectus” (as defined in Rule 405) in connection with the offering contemplated by this Agreement and, without limitation to the foregoing, such Selling Unitholder has not made and will not make any offer relating to the Securities that constituted or would constitute an “issuer free writing prospectus” (as defined in Rule 433) or a “free writing prospectus” (as defined in Rule 405), whether or not required to be filed with the Commission.

(13)        Brokers.  Except for the underwriting fees and discounts as provided herein, there is no broker, finder or other party that is entitled to receive from such Selling Unitholder any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(14)        FINRA Matters. All of the information provided to the Representatives or to counsel for the Underwriters by or on behalf of such Selling Unitholder in connection with any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 or 5121 is true, complete and correct.

(15)        OFAC.  None of the Selling Unitholders nor, to the knowledge of the Selling Unitholders, any director, officer, agent, employee, affiliate or other person acting on behalf of each Selling Unitholder is currently subject to any U.S. sanctions administered by OFAC; and the Selling Unitholders will not directly or indirectly use any of the proceeds from the sale of Securities by the Partnership in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(c)                                  Certificates.  Any certificate signed by any officer of any LRR Party (whether signed on behalf of such officer or LRR Party) and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such LRR Party to each Underwriter as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

(a)                                 Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership and each of the Selling Unitholders, severally and not jointly, agrees to sell to the Underwriters, severally and not jointly, the respective numbers of Initial Securities set forth opposite the names of the Partnership and the Selling Unitholders in Exhibit K hereto, and each Underwriter, severally and not jointly, agrees to purchase the respective number of Initial Securities set forth opposite its name in Exhibit A hereto plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional Securities, in each case at a price of $16.1664 per Common Unit (the “Purchase Price”).

(b)                                 Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership and each of the Selling Unitholders, severally and not jointly, hereby grant to the Underwriters, severally and not jointly, an option to purchase, ratably in accordance with the number of Initial Securities to be purchased by each Underwriter, up to the respective number of Option Securities set forth opposite the names of the Partnership and each Selling Unitholder in Exhibit L hereto at a price per Common Unit equal to the Purchase Price referred to in Section 2(a) above; provided that the price per unit for any Option Securities shall be reduced by an amount per unit equal to any distributions declared, paid or payable by the Partnership on the Initial Securities but not payable on such Option Securities. The option hereby granted will expire at the close of business on the 30th day after the date hereof (such thirty-day period, the “Option Period”) and may be exercised in whole or in part from time to time upon notice by the Representatives to the Partnership and the Selling Unitholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option (unless postponed in accordance with the provisions of Section 10), nor in any event prior to the Closing Date.  If the option is exercised as to all or any portion of the Option Securities, the Partnership and each of the Selling Unitholders, severally and not jointly, will sell to the Underwriters that proportion of the total number of Option Securities then being purchased which the number of Option Securities set forth in Exhibit L opposite the name of the Partnership and such Selling Unitholder bears to the total number of Option Securities set forth in Exhibit L, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Exhibit A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional units.

(c)                                  Payment.  Payment of the purchase price for, and delivery of, the Initial Securities shall be made at the offices of Andrews Kurth LLP, 600 Travis Street, Suite 4200, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives and the Partnership, at 9:00 A.M. (New York City time) on March 22, 2013 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than five business days after such date as shall be agreed upon by the Representatives and the Partnership (such time and date of payment and delivery being herein called “Closing Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Partnership and the Selling Unitholders, on each Option Closing Date as specified in the notice from the Representatives to the Partnership and the Selling Unitholders.

Payment shall be made to each Selling Unitholder by wire transfer of immediately available funds to a single bank account designated by such Selling Unitholder, and payment shall be made to the Partnership by wire transfer of immediately available funds to a single bank account designated by the Partnership, in each case, against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, that it has agreed to purchase.  Raymond James, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)                                 Delivery of Securities. Delivery of the Initial Securities and any Option Securities shall be made through the facilities of DTC unless the Representatives shall otherwise instruct.

SECTION 3.  Covenants of the Partnership.  The Partnership covenants with each Underwriter as follows:

(a)         Compliance with Securities Regulations and Commission Requests.  The Partnership, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and Rule 433 and will notify the Representatives immediately, and confirm the notice in writing, (i) when the Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or when any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto shall have been filed, (ii) of the receipt of any comments from the Commission (together with a copy of any comment letters and any written responses thereto), (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Prospectus, or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Partnership will make every reasonable effort to prevent the issuance of any stop order and the suspension or loss of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued, or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment.

(b)         Filing of Amendments.  The Partnership will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement, any Issuer Free Writing Prospectus or any amendment, supplement or revision to any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, whether pursuant to the 1933 Act or otherwise, and the Partnership will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c)          Delivery of Registration Statements.  The Partnership has furnished or will deliver to the Representatives and counsel for the Underwriters, upon request, without charge, copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)         Delivery of Prospectuses.  The Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendments or supplements thereto as such Underwriter reasonably requested, and the Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Partnership will furnish to each Underwriter, without charge, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), such number of copies of the Pre-Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements thereto as such Underwriter may reasonably request. Each preliminary prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendments or supplements thereto furnished to the Underwriters were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)          Continued Compliance with Securities Laws.  The Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the General Disclosure Package and the Prospectus.  If at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by the applicable law to be delivered in connection with sales of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or the Partnership (i) to amend the Registration Statement so that the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) to amend or supplement the General Disclosure Package or the Prospectus so that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Partnership will promptly notify the Representatives and will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary, in the opinion of counsel for the Underwriters or the Partnership, to correct such untrue statement or omission or to comply with such requirements, the Partnership will use its best efforts to have such amendment declared or become effective as soon as practicable and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.  If at any time an Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement or if an event shall occur or condition shall exist as a result of which it is necessary, in the opinion of such counsel, at any such time to amend or supplement such Issuer Free Writing Prospectus so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary to amend or supplement such Issuer Free Writing Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnership will promptly notify the Representatives and will promptly prepare and, if required by the 1933 Act or the 1933 Act Regulations, file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Partnership will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)           Blue Sky Qualifications.  The Partnership will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for so long as required for the distribution of the Securities (but in no event less than one year from the date of this Agreement); provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Securities have been so qualified, the Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement).

(g)          Rule 158.  The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)         Use of Proceeds.  The Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(i)             Restriction on Sale of Securities.  During the Lock-Up Period (as may be extended pursuant to the provisions set forth in the next sentence), the Partnership Entities will not, without the prior written consent of Raymond James, directly or indirectly:

(i)             offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, except that the Partnership may issue Common Units or any securities convertible or exchangeable into Common Units or Subordinated Units as payment of any part of the purchase price for businesses that are acquired by the Partnership; provided that any recipient of such Units must agree in writing to be bound by the terms of this Section 3(i) for the remaining term of the Lock-Up Period,

(ii)          file or cause the filing of any registration statement under the 1933 Act with respect to any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units (other than (i) any Rule 462(b) Registration Statement filed to register Securities to be sold to the Underwriters pursuant to this Agreement, (ii) any registration statement on Form S-8 to register Common Units or options to purchase Common Units pursuant to the Partnership’s long-term incentive plans in effect on the date of this Agreement and (iii) any registration statement in connection with the entrance by the Partnership into a definitive agreement relating to the acquisition of a business as contemplated by Section 3(i)(i)), or

(iii)       enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units, whether any transaction described in clause (i) or (iii) above is to be settled by delivery of Common Units, other equity securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the Partnership may, without the prior written consent of Raymond James:

(1)                                 issue the Securities to the Underwriters pursuant to this Agreement,

(2)                                 issue Common Units and grant options to purchase Common Units and any other securities pursuant to equity incentive plans described in the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement,

(3)                                 issue Common Units upon the exercise of options or other grants outstanding on the date of this Agreement or issued after the date of this Agreement under equity incentive plans referred to in clause (2) above, and

(4)                                 file or cause the filing of the registration statements (including amendments thereto) described in the Prospectus under the caption “The Partnership Agreement—Registration Rights,”

provided, however, that in the case of any issuance described in clauses (2) and (3) above, it shall be a condition to the issuance that each recipient executes and delivers to Raymond James, acting on behalf of the Underwriters, not later than one business day prior to the date of such issuance, a written agreement, in substantially the form of Exhibit D hereto to this Agreement and otherwise satisfactory in form and substance to Raymond James.

(j)            Reporting Requirements.  The Partnership, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), will file all documents required to be filed with the Commission pursuant to the 1934 Act and the 1934 Act Regulations within the time periods required by the 1934 Act and the 1934 Act Regulations.

(k)         Preparation of Prospectus.  Immediately following the execution of this Agreement, the Partnership will, subject to Section 3(b) hereof, prepare the Prospectus,

which shall contain the selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representatives and the Partnership may deem appropriate, and, if requested by the Representatives, will prepare the Issuer Free Writing Prospectus containing the information set forth in Exhibit I hereto and such other information as may be required by Rule 433 or as the Representatives and the Partnership may deem appropriate, and will file or transmit for filing with the Commission, in accordance with the provisions of Rule 430B and in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), the Prospectus and any such Issuer Free Writing Prospectus.

SECTION 4.  Payment of Expenses.

(a)                                 Expenses.  The Partnership will pay all expenses incident to the performance of its obligations and the obligations of the Selling Unitholders pursuant to this Agreement, including (i) the preparation, printing and filing of the Registration Statement and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation of the certificates for the Securities and the issuance and delivery of the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership and the Selling Unitholders, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the Custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters, in an amount not to exceed $20,000, in connection with, the review, if any, by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the costs and expenses of the Partnership and any of its officers, directors, counsel or other representatives in connection with presentations or meetings undertaken in connection with the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics and the production and hosting of any electronic road shows, fees and expenses of any consultants engaged in connection with road show presentations, travel, lodging, transportation, and other expenses of the officers, directors, counsel and other representatives of the Partnership incurred.

(b)                                 Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section

9(a)(iii) hereof, the Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.  Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Partnership Entities and the Selling Unitholders contained in this Agreement, or in certificates signed by any officer of any LRR Party (whether signed on behalf of such officer or LRR Party) delivered to the Representatives or counsel for the Underwriters, to the performance by the LRR Parties of their covenants and other obligations hereunder, and to the following further conditions:

(a)   Effectiveness of Registration Statement.  The Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Partnership Entities, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or otherwise resolved with the Commission to the reasonable satisfaction of counsel to the Underwriters.  The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 433.

(b)   Opinion of Counsel for Partnership.  At the Closing Date, the Representatives shall have received the opinion, dated as of the Closing Date, of Andrews Kurth LLP, counsel for the Partnership, in form and substance satisfactory to the counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit E hereto and to such further effect as the Representatives or counsel to the Underwriters may reasonably request.

(c)   Opinion of Counsel for the Selling Unitholders.  At the Closing Date, the Representatives shall have received the opinion, dated as of the Closing Date, of Thompson & Knight LLP, counsel for the Selling Unitholders, in form and substance satisfactory to the counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit F hereto and to such further effect as the Representatives or counsel to the Underwriters may reasonably request.

(d)   Opinion of Counsel for Lime Rock Management.  At the Closing Date, the Representatives shall have received the opinion, dated as of the Closing Date, of counsel for Lime Rock Management, in form and substance satisfactory to the counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit G hereto and to such further effect as the Representatives or counsel to the Underwriters may reasonably request.

(e)   Opinion of Delaware Counsel.  At the Closing Date, the Representatives shall have received the opinion, dated as of the Closing Date, of Delaware counsel, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect that the limited partnership agreement or limited liability company agreement, as the case may be, of each Partnership Entity constitutes a valid and binding agreement of parties thereto, and is enforceable against the parties thereto, in accordance with its terms, substantially in the form set forth in Exhibit H hereto.

(f)    Opinion of Counsel for Underwriters.  At the Closing Date, the Representatives shall have received the opinion, dated as of the Closing Date, of Latham & Watkins LLP, counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(g)   Officers’ Certificate.  At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the financial condition, results of operations, business, properties, management or prospects of the Partnership and the Operating Subsidiary taken as a whole, whether or not arising in the ordinary course of business, and, at the Closing Date, the Representatives shall have received a certificate, signed on behalf of the Partnership by a Co-Chief Executive Officer of the General Partner and the Chief Financial Officer or Chief Accounting Officer of the General Partner dated as of the Closing Date, to the effect that (i) there has been no such material adverse change with respect to the Partnership and Operating Subsidiary, (ii) the representations and warranties of the applicable Partnership Entities in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date, (iii) each of the Partnership Entities has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnership Entities, are contemplated by the Commission.

(h)   Comfort Letters.  At the time of the execution of this Agreement, the Representatives shall receive from each of PwC, Miller and Lents and NSAI a letter, dated the date of this Agreement and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, containing (i) in the case of the letter of PwC, statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto, and (ii) in the case of the letters of Miller and Lents and NSAI, statements and information of the type ordinarily included in reserve engineers’ “comfort letters” to underwriters with respect to the Reserve Reports and related reserve information contained or incorporated by reference in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto.

(i)    Bring-down Comfort Letter.  At the Closing Date, the Representatives shall have received from each of PwC, Miller and Lents and NSAI a letter, dated as of the Closing Date and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(j)    Approval of Listing.  At the Closing Date and each Option Closing Date, if any, the Securities to be issued and sold by the Partnership pursuant to this Agreement shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(k)   Lock-up Agreements.  On or prior to the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons listed in Exhibit C hereto.

(l)    No Objection.  Prior to the date of this Agreement, FINRA shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m)  Certificate of Selling Unitholders.  At the Closing Date, the Representatives shall have received a certificate signed by each Selling Unitholder, dated as of the Closing Date, to the effect that (i) the representations and warranties of each Selling Unitholder in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date, (ii) each Selling Unitholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iii) the Selling Unitholder Information that is set forth in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus (or any amendments or supplements thereto) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(n)   Tax Forms.  Prior to the Closing Date, the Representatives shall have received a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form) from each of the Selling Unitholders.

(o)   Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing

Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representatives shall have received:

(1)           Opinion of Counsel for Partnership.  The opinion of Andrews Kurth LLP, counsel for the Partnership, in form and substance satisfactory to the counsel for the Underwriters and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(2)           Opinion of Counsel for the Selling Unitholders.  The opinion of Thompson & Knight LLP, counsel for the Selling Unitholders, in form and substance satisfactory to the counsel for the Underwriters and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(3)           Opinion of Counsel for Lime Rock Management.  The opinion of internal counsel for Lime Rock Management, in form and substance satisfactory to the counsel for the Underwriters and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(4)           Opinion of Delaware Counsel.  The opinion of Delaware counsel, in form and substance satisfactory to counsel for the Underwriters and dated such Option Closing Date, to the same effect as the opinion required by Section 5(e) hereof.

(5)           Opinion of Counsel for Underwriters.  The opinion of Latham & Watkins LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(f) hereof.

(6)           Officers’ Certificate.  A certificate, dated such Option Closing Date, to the effect set forth in, and signed on behalf of the General Partner by two of the officers specified in Section 5(g) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(7)           Bring-down Comfort Letters.  Letters from PwC, Miller and Lents and NSAI, in form and substance satisfactory to the Representatives and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Option Closing Date, and except that such letter shall cover any amendments or supplements to the

Registration Statement, any Issuer Free Writing Prospectus (other than any electronic road show) and the Prospectus subsequent to the Closing Date.

(8)           Certificate of Selling Unitholders.  A certificate, dated such Option Closing Date, signed by each Selling Unitholder, to the effect set forth in Section 5(m) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(p)   Rating Downgrade.  Subsequent to the Applicable Time, there shall not have been any decrease in the rating of the Partnership’s debt securities, if any, by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(q)   Additional Documents.  At the Closing Date and each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representatives or counsel for the Underwriters may otherwise reasonably request; and all proceedings taken by the Partnership and the Selling Unitholders in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(r)    Termination of Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities on such Option Closing Date, may be terminated by the Representatives by notice to the Partnership and the Selling Unitholders at any time on or prior to the Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11, 12, 13, 15, 17, 18 and 19 hereof shall survive any such termination of this Agreement and remain in full force and effect.

SECTION 6.  Indemnification.

(a)                   Indemnification by the Partnership Entities.  The Partnership Entities agree, jointly and severally, to indemnify and hold harmless each Underwriter, the affiliates of any Underwriter who have, or are alleged to have, participated in the distribution of Securities as underwriters, and its and their officers, directors, employees and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Partnership; and

(iii)  against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel selected by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or in any amendment or supplement to any of the foregoing), or in any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or in any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.

(b)                   Indemnification by Selling Unitholders.  Each Selling Unitholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, the affiliates of any Underwriter who have, or are alleged to have, participated in the distribution of Securities as underwriters, and its and their officers, directors, employees and agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, in reliance upon and in conformity with the Selling Unitholder Information.

(c)                   Indemnification by the Underwriters.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Partnership, the directors, each of the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Pre-Pricing Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through the Representatives expressly for use therein.  The Partnership hereby acknowledges and agrees that the information furnished to the Partnership by the Underwriters through the Representatives expressly for use in the Registration Statement (or any amendment thereto), in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433) filed or required to be filed pursuant to Rule 433(d), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, consists exclusively of (A) the names of the Underwriters appearing on the cover page of the Pre-Pricing Prospectus and the Prospectus and the last paragraph of the cover page of the Pre-Pricing Prospectus and the Prospectus regarding delivery of the Securities, and (B) the following information appearing under the caption “Underwriting” in the Pre-Pricing Prospectus and the Prospectus: (i) the names of the Underwriters in the table in the first paragraph under the caption “Underwriting,” (ii) the information regarding the concession appearing in the first paragraph under the caption “Discounts and Expenses,” and (iii) the information regarding stabilization, syndicate covering transactions and penalty bids appearing in the first, second and third paragraphs under the caption “Stabilization.”

(d)                   Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise under this agreement.  Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and the other indemnified parties referred to in Section 6(a) above shall be selected by Raymond James; counsel to the Partnership, the directors, each of the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall be selected by the Partnership; and counsel to the Selling Unitholders, any directors or officers of any Selling Unitholder and persons, if any, who control any Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Selling Unitholders.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for (i) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and the other indemnified parties referred to in Section 6(a) above, (ii) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Partnership, the directors, each of the officers of the General Partner who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and (iii) the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Unitholders, any directors or officers of any Selling Unitholder and each person, if any, who controls any Selling Unitholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)                   Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)                    Other Agreements with Respect to Indemnification and Contribution.  The provisions of this Section 6 and in Section 7 hereof shall not affect any agreements among the Partnership Entities and the Selling Unitholders with respect to indemnification of each other or contribution between themselves.

SECTION 7.  Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities and the Selling Unitholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Entities and the Selling Unitholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Partnership Entities and the Selling Unitholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the Selling Unitholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Partnership Entities and the Selling Unitholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Entities or the Selling Unitholders on the one hand or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership Entities, the Selling Unitholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each officer, director, employee, agent and affiliate of any Underwriter who has, or who is alleged to have, participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as such Underwriter, and each director of the General Partner, each officer of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Partnership.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers signed by the LRR Parties (whether signed on behalf of such officer or LRR Party) and delivered to the Representatives or counsel to the Underwriters, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any officer, director, employee, agent or affiliate of any Underwriter who has, or are alleged to have, participated in the distribution of Securities as underwriters, or any person controlling any Underwriter, or by or on behalf of the Partnership, any officer, director, director nominee or employee of the General Partner or any person controlling the Partnership, and shall survive delivery of and payment for the Securities.

SECTION 9.  Termination of Agreement.

(a)                   Termination; General.  The Representatives may terminate this Agreement, by notice to the Partnership and the Selling Unitholders, at any time on or prior to the Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date that occurs after the Closing Date, the Representatives may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Partnership and the Selling Unitholders at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the financial condition, results of operations, business, properties, management or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the

Commission or the NYSE, or (iv) if trading generally on the NYSE, the American Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)                                 Liabilities.  If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 11, 12, 13, 15, 17, 18 and 19 hereof shall survive such termination and remain in full force and effect.

SECTION 10.  Default by One or More of the Underwriters or Selling Unitholders(a)                                .

(a)                                 If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Securities that it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(1)         if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(2)         if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date that occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Partnership and the Selling Unitholders to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default that does not result in a termination of this Agreement or, in the case of an Option Closing Date that is after the Closing Date, that does not result in a termination of the obligation of the Underwriters to purchase and the Partnership and the Selling Unitholders to sell the relevant Option Securities, as the case may be, the Representatives shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

(b)                                 If one or more of the Selling Unitholders shall fail at the Closing Date or an Option Closing Date to deliver and sell the Securities which it or they are obligated to deliver and sell under this Agreement, the Representatives shall have the right, at their option, by notice from the Representatives to the Partnership and any non-defaulting Selling Unitholders, either (i) to terminate this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, to terminate the obligation of the Underwriters to purchase and of the Partnership and the Selling Unitholders to sell the Option Securities that were to have been purchased and sold on such Option Closing Date or (ii) to purchase the Securities which the Partnership and any non-defaulting Selling Unitholders have agreed to sell and deliver on such date in accordance with the terms hereof.

No action taken pursuant to this Section 10(b) shall relieve any defaulting Selling Unitholder from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date that is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Partnership and the Selling Unitholders to sell the relevant Option Securities, as the case may be, the Representatives shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes to the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.

SECTION 11.  Notices.  All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier or transmitted by fax (with the receipt of such fax to be confirmed by telephone) or, in the case of any notice given under Section 2(b) hereof, by email correspondence if receipt of such correspondence is actually acknowledged, other than via auto reply.  Notices to the Underwriters shall be directed to the Representatives at (i) Raymond James at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention:  John Critchlow, fax no. 727-567-8247, (ii) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019 and (iii) UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019, Facsimile:  (212) 713-3371, Attention:  Syndicate Department. Notices to the Partnership and each Selling Unitholder shall be directed to it at 1111 Bagby Street, Suite 4600, Houston, Texas 77002, Attention of Chief Financial Officer, fax no. 713-345-2176 (with such fax to be confirmed by telephone to 713-345-2126).

SECTION 12.  Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the LRR Parties and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the LRR Parties and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the LRR Parties and their respective successors, and said controlling persons and other indemnified parties and their heirs and legal representatives, and for the benefit of no other person or entity.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14.  Effect of Headings.  The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.  Definitions.  As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 8:30 a.m. (New York City time) on March 19, 2013 or such other time as agreed by the Partnership and Raymond James (it being agreed that such time is the first time when sales of the Securities are made by the Underwriters).

“Commission” means the Securities and Exchange Commission.

“Credit Agreement” means that certain Credit Agreement, dated as of July 22, 2011, among the Operating Subsidiary, as Borrower, the Partnership, as Parent Guarantor, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and BNP Paribas, Citibank, N.A. and Royal Bank of Canada, as Co-Documentation Agents, as amended.

“DTC” means The Depository Trust Company.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GAAP” means generally accepted accounting principles.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (a) is required to be filed with the Commission by the Partnership, (b) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (c) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit J hereto, in each case in the form furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Securities.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Exhibit J hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“Lock-Up Period” means the period beginning on and including the date of this Agreement through and including the date that is the 60th day after the date of this Agreement, subject to extension of such period as provided herein.

“NYSE” means the New York Stock Exchange.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Partnership Documents” means (a) all Subject Instruments and (b) all other contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, leases or other instruments or agreements to which the Partnership or any of its subsidiaries is a party or by which the Partnership or any of its subsidiaries is bound or to which any of the property or assets of the Partnership or any of its subsidiaries is subject that solely in the case of this clause (b), are material with respect to the Partnership and its subsidiaries taken as a whole.

“preliminary prospectus” means any prospectus together with, if applicable, the accompany prospectus supplement used in connection with the offering of the Securities that omitted the public offering price of the Securities or that was captioned “Subject to Completion,” together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act.  The term “preliminary prospectus” includes, without limitation, the Pre-Pricing Prospectus.

“Registration Statement” means the Partnership’s registration statement on Form S-3 (Registration No. 333-185366), as amended (if applicable), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the Rule 430B Information, and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such Rule 462(b) Registration Statement, as the case may be; provided that any Rule 430B Information shall be deemed to be part of the Registration Statement only from and after the time such information is deemed, pursuant to Rule 430B, to be part of the Registration Statement.

“Repayment Event” means any event or condition that (a) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Partnership or any subsidiary of the Partnership, or (b) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement or similar agreement or instrument to which the Partnership or any subsidiary of the Partnership is a party the right to liquidate or accelerate the payment obligations, or designate an early termination date under such agreement or instrument, as the case may be.

“Rule 164,” “Rule 172,” “Rule 173,” “Rule 405,” “Rule 424(b),” “Rule 430B,” “Rule 433” and “Rule 462(b)” refer to such rules under the 1933 Act.

“Rule 430B Information” means the information included in any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) that was omitted from the Registration Statement at the time it first became effective but is deemed to be part of and included in the Registration Statement pursuant to Rule 430B.

“Rule 462(b) Registration Statement” means a registration statement and any amendments thereto filed by the Partnership pursuant to Rule 462(b) relating to the offering covered by the Registration Statement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Subject Instruments” means all instruments, agreements and documents filed as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided, that if any instrument, agreement or other document filed as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed.

“Term Loan Agreement” means that certain Second Lien Credit Agreement, dated as of June 28, 2012, among the Operating Subsidiary, as Borrower, the Partnership, as Parent

Guarantor, the lenders from time to time party thereto and Wells Fargo Energy Capital, Inc., as Administrative Agent.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the version thereof filed with the Commission pursuant to EDGAR and all versions thereof delivered (physically or electronically) to the Representatives or the Underwriters.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 16.  Permitted Free Writing Prospectuses.  The Partnership and each of the Selling Unitholders represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representatives, it will not make, and each Underwriter, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Partnership and the Representatives, it will not make, any offer relating to the Securities that constitutes or would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405) or portion thereof required to be filed with the Commission or, in the case of the Partnership, whether or not required to be filed with the Commission; provided that the prior written consent of the Partnership and the Representatives shall be deemed to have been given in respect of the Issuer General Use Free Writing Prospectuses, if any, listed on Exhibit J hereto and to any electronic road show in the form previously provided by the Partnership to and approved by the Representatives.  Any such free writing prospectus consented to or deemed to have been consented to as aforesaid is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Partnership represents, warrants and agrees that it has treated and will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rules 164 and 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit J hereto are Permitted Free Writing Prospectuses.

SECTION 17.  Absence of Fiduciary Relationship.  Each of the LRR Parties, jointly and severally, acknowledges and agrees that:

(a)                                 each of the Underwriters is acting solely as an underwriter in connection with the public offering and sale of the Securities and no fiduciary, advisory or agency relationship between the LRR Parties, on the one hand, and any of the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Underwriters has advised or is advising the LRR Parties on other matters;

(b)                                 the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the LRR Parties following discussions and arms-length negotiations with the Representatives;

(c)                                  it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)                                 in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each of the Underwriters is and has been acting solely as principal and not as fiduciary, advisor or agent of the LRR Parties or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party;

(e)                                  none of the Underwriters has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(f)                                   it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the LRR Parties and that none of the Underwriters has any obligation to disclose such interests and transactions to the LRR Parties by virtue of any fiduciary, advisory or agency relationship; and

(g)                                  it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Partnership, including unitholders, employees or creditors of the LRR Parties.

SECTION 18.  Research Analyst Independence.  The LRR Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions.  The LRR Parties hereby waive and release, to the fullest extent permitted by applicable law, any claims that the LRR Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the LRR Parties by such Underwriters’ investment banking divisions.  The LRR Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 19.  Consent to Jurisdiction.  The LRR Parties hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership and each Selling Unitholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Partnership, the General Partner, the Operating Subsidiary and the Selling Unitholders in accordance with its terms.

Very truly yours,

LRR ENERGY, L.P.

By:	LRE GP, LLC,
its general partner

By	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

LRE GP, LLC

By	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

LRE OPERATING, LLC

By	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

[Signature page to Underwriting Agreement]

LIME ROCK RESOURCES A, L.P.

By:	Lime Rock Resources A GP, LLC,
its general partner
By:	Lime Rock Resources GP, L.P.,
its sole member
By:	LRR GP, LLC, its general partner

By	/s/ Eric Mullins
	Name:	Eric Mullins
	Title:	Co-Chief Executive Officer

LIME ROCK RESOURCES B, L.P.

By:	Lime Rock Resources GP, L.P.,
its general partner
By:	LRR GP, LLC, its general partner

By	/s/ Eric Mullins
	Name:	Eric Mullins
	Title:	Co-Chief Executive Officer

LIME ROCK RESOURCES C, L.P.

By:	Lime Rock Resources C GP, LLC,
its general partner
By:	Lime Rock Resources GP, L.P.,
its sole member
By:	LRR GP, LLC, its general partner

By	/s/ Eric Mullins
	Name:	Eric Mullins
	Title:	Co-Chief Executive Officer

[Signature page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the
date first above written:

RAYMOND JAMES & ASSOCIATES, INC.
BARCLAYS CAPITAL INC.
UBS SECURITIES LLC

By:	RAYMOND JAMES & ASSOCIATES, INC.

By	/s/ James Murchison
	Name:	James Murchison
	Title:	Senior Vice President

By:	BARCLAYS CAPITAL INC.

By	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

By:	UBS SECURITIES LLC

By	/s/ David Sproule
	Name:	David Sproule
	Title:	Executive Director

By	/s/ Derek Deas
	Name:	Derek Deas
	Title:	Associate Director

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

[Signature page to Underwriting Agreement]

EXHIBIT A

Name of Underwriter	Number of Initial Securities
Raymond James & Associates, Inc.	1,860,000
Barclays Capital Inc.	1,260,000
UBS Securities LLC	1,260,000
Robert W. Baird & Co. Incorporated	360,000
Oppenheimer & Co. Inc.	360,000
Stifel Nicolaus & Company, Incorporated	360,000
Ladenburg Thalmann & Co. Inc.	180,000
MLV & Co. LLC	180,000
Wunderlich Securities, Inc.	180,000
Total	6,000,000

A-1

EXHIBIT B

SUBSIDIARIES OF THE PARTNERSHIP

Name	Jurisdiction of Organization	Jurisdictions of Foreign Qualification	Material Subsidiary?	Type of Entity	Names of Sole Member
LRE Operating, LLC	Delaware	New Mexico Oklahoma Texas	Yes	Limited Liability Company	LRR Energy, L.P.

B-1

EXHIBIT C

LIST OF PERSONS SUBJECT TO LOCK-UP

Eric Mullins

Charles W. Adcock

Christopher A. Butta

Jaime R. Casas

C. Timothy Miller

John A. Bailey

Jonathan C. Farber

Robert Thomas O’Connell

Townes G. Pressler, Jr.

Don T. Nguyen

Milton Carroll

Lime Rock Resources A, L.P.

Lime Rock Resources B, L.P.

Lime Rock Resources C, L.P.

C-1

EXHIBIT D

FORM OF LOCK-UP AGREEMENT

LRR Energy, L.P.

Public Offering of Common Units

Dated as of March 18, 2013

Raymond James & Associates, Inc.

Barclays Capital Inc.
UBS Securities LLC

As Representatives of the several Underwriters
c/o Raymond James & Associates, Inc.
880 Carillon Parkway

St. Petersburg, Florida 33716

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) among LRR Energy, L.P., a Delaware limited partnership (the “Partnership”), LRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and LRE Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership, Raymond James & Associates, Inc. (“Raymond James”), Barclays Capital Inc. and UBS Securities LLC, as representatives of a group of underwriters (the “Underwriters”), and the other parties thereto, relating to a proposed underwritten public offering of common units representing limited partner interests (the “Common Units”) in the Partnership

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Units will confer upon the undersigned in its capacity as a securityholder and/or an officer or director of the General Partner, as the case may be, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 60th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Raymond James, directly or indirectly:

(i)  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Units  or any securities convertible into or exercisable or exchangeable for Common Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)  enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Units or any securities convertible into or exercisable or exchangeable for any Common Units, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units, other equity securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement at any time during the period from and including the date of this agreement through and including the 34th day following the last day of the Lock-Up Period, the undersigned will give prior notice thereof to the Partnership and will not consummate any such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period has expired.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the undersigned may, without the prior written consent of Raymond James, transfer any Common Units or any securities convertible into or exchangeable or exercisable for Common Units:

(1) if the undersigned is a natural person, as a bona fide gift or gifts or by will, by intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution,

(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, and

(3) to the Underwriters pursuant to the Underwriting Agreement;

provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Raymond James, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Raymond James, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), reporting a reduction in beneficial ownership of Common Units or any securities convertible into or exercisable or exchangeable for Common Units by the undersigned during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer is not a transfer for value and, in the case of a transfer pursuant to clause (1) above, that such transfer is being made as a gift, by will or intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, as the case may be, and, in the case of any transfer pursuant to clause (2), that such transfer is being made to the partners or members, as the case may be, of the applicable partnership or limited liability company, as the case may be.  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption).

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, and (ii) the Partnership may, with respect to any Common Units or any securities convertible into or exercisable or exchangeable for Common Units owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag along rights, co-sale rights or other rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Units pursuant to the Underwriting Agreement (except in each case insofar as any such rights pertain to the sale of Common Units by the undersigned to the Underwriters pursuant to the Underwriting Agreement), provided that such waiver shall apply only to the public offering of Common Units pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.  This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

It is understood that, if (i) the Partnership notifies the Underwriters that it does not intend to proceed with the offering contemplated by the Underwriting Agreement (the “Offering”), (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, or (iii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, this agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

The undersigned acknowledges and agrees that whether or not any public offering of Common Units actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

EXHIBIT E

FORM OF OPINION OF PARTNERSHIP COUNSEL

(1)                                 Each of the General Partner, the Partnership and the Operating Subsidiary has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware.

(2)                                 Each of the General Partner, the Partnership and the Operating Subsidiary has all requisite limited partnership or limited liability company, as the case may be, power and authority to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and, in the case of the General Partner, to act as the general partner of the Partnership, in each case in all material respects as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(3)                                 The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Securities to be sold by the Partnership in accordance with and upon the terms and conditions set forth in the Underwriting Agreement and the Partnership Agreement.  Each of the General Partner, the Partnership and the Operating Subsidiary has all limited partnership or limited liability company power and authority, as the case may be, to execute and deliver the Underwriting Agreement and to perform its respective obligations thereunder.  All limited partnership and limited liability company action, as the case may be, required to be taken by the Partnership and the General Partner or any of their respective unitholders, members or partners for the authorization, issuance, sale and delivery of the Securities to be sold by the Partnership and the consummation of the transactions contemplated by the Underwriting Agreement has been validly taken.

(4)                                 Each of the General Partner, the Partnership and the Operating Subsidiary is duly registered or qualified as a foreign limited partnership or limited liability company, as the case may be, to transact business and is in good standing as a foreign limited partnership or limited liability company, as applicable, in each jurisdiction set forth opposite its name on Annex A to such counsel’s opinion.

(5)                                 The issued and outstanding membership interests in the General Partner have been duly authorized and validly issued in accordance with the General Partner Agreement and are fully paid (to the extent required under the General Partner Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act).

(6)                                 The General Partner is the record holder of an approximate 0.1% general partner interest in the Partnership represented by 22,400 General Partner Units (as defined in the Partnership Agreement); such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner is the record holder of such general partner interest free and clear of all Liens (A) other than those created or arising under the Partnership Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the

General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (C) otherwise known to such counsel without independent investigation, other than those created by or arising under the Delaware LP Act.

(7)                                 The General Partner is the record holder of the Incentive Distribution Rights; the Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner is the record holder of the Incentive Distribution Rights free and clear of all Liens (A) other than those created or arising under the Partnership Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (C) otherwise known to such counsel without independent investigation, other than those created by or arising under the Delaware LP Act.

(8)                                 The Partnership is the record holder of all of the issued and outstanding membership interests in the Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the Operating LLC Agreement and are fully paid (to the extent required under the Operating LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership is the record holder of such membership interests free and clear of all Liens (A) except for those Liens securing obligations under the Credit Agreement and the Term Loan Agreement, (B) other than those created or arising under the Operating LLC Agreement or applicable securities laws, (C) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (D) otherwise known to such counsel without independent investigation, other than those created by or arising under the Delaware LLC Act.

(9)                                 The Underwriting Agreement has been duly authorized, executed and delivered by each of the General Partner, the Partnership and the Operating Subsidiary.

(10)                          Each of the Partnership Agreement and the Operating LLC Agreement have been duly authorized, executed and delivered by the Partnership Entities that are parties thereto.

(11)                          The Securities to be sold by the Partnership pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters in accordance with the Partnership Agreement and, when issued and delivered by the Partnership to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-303, 17-607 or 17-804 of the Delaware LP Act).

(12)                          Except as described in the General Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership interests of the Partnership under (i) the Certificate of Limited Partnership of the Partnership, (ii) the Partnership Agreement, (iii) the Delaware LP Act or (iv) any agreement or instrument filed as an exhibit to the Registration Statement.

(13)                          The statements made in the Pre-Pricing Prospectus and the Prospectus under the captions “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of Our Common Units” and “The Partnership Agreement,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute fair summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(14)                          The statements in the Pre-Pricing Prospectus and the Prospectus under the captions “Material Tax Consequences,” and “Material Tax Considerations” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

(15)                          The Common Units, the Subordinated Units and the Incentive Distribution Rights conform in all material respects to the descriptions set forth under “Description of Our Common Units,” “Provisions of Our Partnership Agreement Relating to Cash Distributions,” and “The Partnership Agreement” in the Pre-Pricing Prospectus and the Prospectus.

(16)                          No permit, consent, approval, authorization or order of, or registration, filing or qualification under the Delaware LP Act, the Delaware LLC Act, applicable laws of the State of New York (with respect only to clause (ii) of this paragraph) or applicable laws of the United States of America is required in connection with: (i) the offering, issuance or sale by the Partnership of the Securities to be sold by the Partnership; and (ii) the execution and delivery of the Underwriting Agreement by the Partnership Entities, except for (A) such as have been obtained under the 1933 Act and the 1934 Act (as to which we express no opinion), (B) such as may be required under state securities or “Blue Sky” laws of any jurisdiction or the rules and regulations of FINRA in connection with the purchase and distribution by the Underwriters of the Securities in the manner contemplated herein and in the General Disclosure Package and the Prospectus (as to which we express no opinion) or (C) such others that have been obtained or taken and are in full force and effect.

(17)                          None of (i) the offering, issuance and sale by the Partnership of the Securities to be sold by the Partnership and the application of the proceeds from the sale of the Securities to be sold by the Partnership as described under “Use of Proceeds” in the General Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of the Underwriting Agreement by the Partnership Entities, or (iii) the consummation of the transactions contemplated by the Underwriting Agreement (A) constitutes or will constitute a violation of the certificate of partnership, partnership agreement, limited liability company agreement, certificate of formation or other constituent document of the General Partner, the Partnership or the Operating Subsidiary, (B) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any agreement or instrument filed as an exhibit to the Registration Statement, (C) violates or will violate the Delaware LP Act, the Delaware LLC Act, the applicable laws of the State of Texas, the State of New York or the United States of America, or (D) results or will result in the creation or imposition of any Lien upon any property or assets of the Partnership or any of its subsidiaries pursuant to any agreement or instrument filed as an exhibit to the Registration Statement, which breaches, violations, defaults or Liens, in the case of clauses (B), (C) (solely with respect to clause (iii), except for those transactions covered by clauses (i) and (ii)), or (D) would, individually or in the aggregate, result in a Material Adverse Effect or materially impair the consummation of the transactions contemplated by the Underwriting Agreement.

(18)                          The Partnership is not and, upon the issuance and sale of the Securities to be sold by the Partnership as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Pre-Pricing Prospectus and the Prospectus under the caption “Use of Proceeds,” will not be, an “investment company” as such term is defined in the 1940 Act.

(19)                          After giving effect to the issuance and sale of the Securities to be sold by the Partnership pursuant to this Agreement, the issued and outstanding partnership interests of the Partnership will consist of 18,747,102 Common Units, 6,720,000 Subordinated Units, the General Partner Interest and the Incentive Distribution Rights. The issued and outstanding Common Units (including the Securities to be sold by the Selling Unitholders to the Underwriters under this Agreement) and Subordinated Units have been duly authorized and validly issued and are fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-303, 17-607 or 17-804 of the Delaware LP Act).

(20)                          Except for such rights that have been waived or complied with, to such counsel’s knowledge, none of the filing of the Registration Statement, the offering or sale of the Securities to be sold by the Partnership as contemplated by the Underwriting Agreement or the application of the proceeds therefrom as described in the Pre-Pricing Prospectus gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

In addition, such counsel shall state that, in acting as counsel to the Partnership in connection with the transactions contemplated by the Underwriting Agreement it has participated in conferences with officers and other representatives of the General Partner, representatives of the independent public accountants and reserve engineers of the Partnership and representatives of and counsel for the Underwriters, at which conferences the contents of the Registration Statement, the General Disclosure Package and the Prospectus, and any supplements or amendments to any of the foregoing, and related matters were discussed.  Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements in the Registration Statement, the General Disclosure Package, the Prospectus or any supplements and amendments to any of the foregoing, and has made no independent verification thereof (except as set forth in paragraphs 13 and 15 above), no facts have come to such counsel’s attention that would lead such counsel to believe that:

(i)    the Registration Statement or any post-effective amendments thereto (in each case including the Rule 430B Information), at the respective times they were declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)   the General Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)  the Prospectus and any supplements thereto, as of the date of the Prospectus, the date of any such supplement or the date of this letter, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

except in each case that such counsel makes no statement and expresses no belief with respect to (i) financial statements and schedules, including the notes and auditor’s report thereon, and other financial or accounting data and information pertaining to oil and gas reserves included or incorporated by reference in the Registration Statement, the General Disclosure Package, or the Prospectus or any amendment or supplement to any of the foregoing and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Such counsel shall confirm that, in its opinion, each of the Registration Statement and any post-effective amendments thereto, as of their respective effective dates, and the Prospectus and any amendments or supplements thereto, as of their respective dates (in each case other than the financial statements and schedules, including the notes and auditor’s reports thereon, and other financial or accounting data and information pertaining to oil and gas reserves included or incorporated by reference therein, as to which such counsel shall not be called upon to express an opinion), appeared on their face to be appropriately responsive, in all material respects, to the requirements of the 1933 Act and the 1933 Act Regulations (except that such counsel shall express no statement with respect to Regulation S-T).

Such counsel shall also advise you that (i) the Registration Statement has become effective under the 1933 Act on January 16, 2013; (ii) any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) of the 1933 Act Regulations has been made in the manner and within the time period required by Rule 424(b) of the 1933 Act Regulations; and (iii) to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or are pending.

In rendering such opinion, such counsel shall state that such opinion covers matters arising under the applicable laws of the State of New York and the State of Texas, the Delaware LP Act, the Delaware LLC Act and the applicable laws of the United States of America.  In rendering such opinion, such counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Representatives; provided that such opinion shall be addressed to the Representatives, shall state that such counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of such counsel, shall be delivered to the

Representatives at the same time that the opinion of such counsel is delivered, and shall be satisfactory in form and substance to the counsel for the Underwriters.  In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the General Partner and public officials.  Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

EXHIBIT F

FORM OF OPINION OF SELLING UNITHOLDER COUNSEL

(1)           Each Selling Unitholder is a limited partnership that is validly existing and in good standing under the laws of the State of Delaware.

(2)           Each Selling Unitholder has (a) the limited partnership power to execute and deliver, and to perform its obligations (including, in the case of the Underwriting Agreement, the sale of the Securities to be sold by such Selling Unitholder) under, the Underwriting Agreement and the Custody Agreement to which it is a party; (b) taken all limited partnership action necessary to authorize the execution and delivery of, and the performance of its obligations (including, in the case of the Underwriting Agreement, the sale of the Securities to be sold by such Selling Unitholder) under, the Underwriting Agreement and the Custody Agreement to which such Selling Unitholder is a party; and (c) duly executed and delivered the Underwriting Agreement and the Custody Agreement to which such Selling Unitholder is a party.

(3)           The Custody Agreement to which each Selling Unitholder is a party is such Selling Unitholder’s valid and binding obligation, enforceable against it in accordance with the terms thereof.

(4)           The execution and delivery by each Selling Unitholder of the Underwriting Agreement and the Custody Agreement to which it is a party do not, and the performance by each Selling Unitholder of its obligations (including, in the case of the Underwriting Agreement, the sale of the Securities to be sold by such Selling Unitholder) thereunder will not, (a) violate its certificate of formation or limited partnership agreement; (b) breach or result in a default, or the creation of any lien on any Securities to be sold by such Selling Unitholder, under any Selling Unitholder Applicable Contract (except that we express no opinion with respect to financial covenants and other similar provisions in any Selling Unitholder Applicable Contract requiring financial calculations or determinations to ascertain compliance) or any order, writ, judgment, injunction, decree, determination or award set forth on a schedule to such counsel’s opinion; or (c) result in a violation by such Selling Unitholder of any Applicable Laws (as defined in such counsel’s opinion) or the Delaware Revised Uniform Limited Partnership Act.

(5)           No authorization, approval or other action by, and no notice to or filing with, any United States federal or Delaware or New York governmental authority or regulatory body, or any third party that is a party to any Selling Unitholder Applicable Contract, is required under Applicable Laws or the Delaware Revised Uniform Limited Partnership Act for the due execution or delivery by any Selling Unitholder of, or for the performance by any Selling Unitholder of its obligations (including, in the case of the Underwriting Agreement, the sale of the Selling Unitholder Common Units to be sold by such Selling Unitholder) under, the Underwriting Agreement or the Custody Agreement to which such Selling Unitholder is a party, except that we express no opinion with respect to authorizations, approvals, actions, notices and filings that may be required in connection with financial covenants and other similar provisions in any Selling Unitholder Applicable Contract requiring financial calculations or determinations to ascertain compliance.

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(6)           Wells Fargo Shareowner Services, as  transfer agent for the Common Units, has advised us that each Selling Unitholder, as of March [ • ], 2013, was the registered holder of a number of Common Units that is at least equal to the number of Securities to be sold by such Selling Unitholder pursuant to the Underwriting Agreement.

(7)           Each Underwriter has acquired a security entitlement, within the meaning of Section 8-102(a)(17) of the New York UCC, with respect to a number of Common Units equal to the number of Securities sold by each Selling Unitholder and purchased by each Underwriter pursuant to the Underwriting Agreement, and no action based on an “adverse claim”, within the meaning of Section 8-102(a)(1) of the New York UCC, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, to a financial asset, within the meaning of Sections 8-102(a)(9) and 8-103 of the New York UCC, to which such security entitlement relates may be asserted against such Underwriter with respect to such security entitlement.

(8)           The Securities to be sold by each Selling Unitholder pursuant to the Underwriting Agreement are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire such Securities pursuant to the Delaware Revised Uniform Limited Partnership Act or any Selling Unitholder Applicable Contract.

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EXHIBIT G

FORM OF OPINION OF GENERAL COUNSEL OF LIME ROCK MANAGEMENT LP

(1)           To such counsel’s knowledge, none of the Selling Unitholders has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities that are to be sold by the Partnership or any of the other Selling Unitholders pursuant to the Underwriting Agreement.

(2)           The Partnership Agreement and the General Partner Agreement have been duly authorized, executed and delivered by Lime Rock Management and each Selling Unitholder party thereto.

(3)           Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation brought by or before any court or governmental agency, authority or body or any arbitrator now pending or, to such counsel’s knowledge, threatened against or affecting any of the Partnership Entities that is required to be disclosed in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, as the case may be, or that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated by the Underwriting Agreement or the performance by the Partnership Entities of their obligations thereunder.

(4)           Such counsel has not become aware of any franchise, contract or other instrument or agreement of a character required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed as required by the 1933 Act and the 1933 Act Regulations.

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EXHIBIT H

FORM OF OPINION OF DELAWARE COUNSEL

1.              The Partnership Agreement constitutes a valid and binding agreement of the General Partner, and is enforceable against the General Partner, in accordance with its terms.

2.              The General Partner Agreement constitutes a valid and binding agreement of Lime Rock Management, LRR A, LRR B, LRR C, LRR II-A and LRR II-C (collectively, the “GP Members”), and is enforceable against the GP Members, in accordance with its terms.

3.              The Operating LLC Agreement constitutes a valid and binding agreement of the Partnership, and is enforceable against the Partnership, in accordance with its terms.

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EXHIBIT I

PRICE-RELATED INFORMATION

Public offering price: $16.8400 per common unit

Net proceeds, before expenses, to the Partnership: $16.1664 per common unit

Settlement date: March 22, 2013

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EXHIBIT J

ISSUER GENERAL USE FREE WRITING PROSPECTUSES

None

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EXHIBIT K

Number of Initial Securities to be Sold

Partnership	3,000,000
Selling Unitholders:
Lime Rock Resources A, L.P.	428,682
Lime Rock Resources B, L.P.	142,128
Lime Rock Resources C, L.P.	2,429,190
Total	6,000,000

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EXHIBIT L

Number of Option Securities That May Be Sold

Partnership	700,000
Selling Unitholders:
Lime Rock Resources A, L.P.	28,579
Lime Rock Resources B, L.P.	9,475
Lime Rock Resources C, L.P.	161,946
Total	900,000

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